                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): July 25, 2000

                    ----------------------------------------

                  COMPREHENSIVE MEDICAL DIAGNOSTICS GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                     000-22653                65-035816
   --------------------------------------------------------------------------
   (State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)                 File Number)          Identification No.)

               32 Nassau St. (2nd Fl) Princeton, NJ       08542
--------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

         Registrant's telephone number, including area code 609-924-1001

                          -----------------------------

                   F/K/A AMERICAN RISK MANAGEMENT GROUP, INC.
        Former address: 4700 Ashwood Drive, Ste 300, Cincinnati, OH 45241
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

                                                ProForma Combined Financial Data


The Unaudited ProForma Combined Statement of Operations of the Company for the fiscal year ended June 30, 2000 (the "ProForma Statement of Operations") and the Unaudited ProForma Combined Balance Sheet of the Company as of June 30, 2000 (the "ProForma Balance Sheet" and together with the ProForma Statement of Operations, the "ProForma Financial Statements") have been prepared to illustrate the effect of the acquisition of the assets and assumption of the liabilities of Cardiovascular Laboratories, LLC ("CLI") as of July 27, 2000, the merger of The Comprehensive Medical Group, Ltd ("CMG") as of July 25, 2000 and the acquisition of the assets and assumption of the liabilities of CAT LLC ("CAT") as of August 2, 2000 by Comprehensive Medical Diagnostics Group, Inc. ("CMDG"), as if such transactions took place on June 30, 2000. The ProForma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Financial Statements should be read in conjunction with the separate historical financial statements of CLI , a significant subsidiary.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying ProForma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the ProForma amounts included herein. These ProForma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the ProForma Financial Statements are subject to change, and the final amounts may differ substantially.

                  COMPREHENSIVE MEDICAL DIAGNOSTICS GROUP, INC.
                    UNAUDITED PROFORMA COMBINED BALANCE SHEET
                                  JUNE 30, 2000


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PROFORMA
                                                                                                      PROFORMA           COMBINED
                                       CMDG                CLI              CMG          CAT         ADJUSTMENTS         COMPANY
                                   -------------    ---------------    -------------  ---------   --------------    -------------
Assets

Current Assets
   Cash                            $      10,017      $      13,393     $        413             B $     361,053     $
                                                                                                 E       155,000          539,876
   Accounts Receivable                         -            496,335                -  $ 143,100                -          639,435
   Other Current Assets                   43,477             61,698                -          -                -          105,175
                                   -------------      -------------     ------------  ---------    -------------     ------------
                                          53,494            571,426              413    143,100          516,053        1,284,486
Property Plant & Equipment                     -            817,493           95,792    700,000                -        1,613,285
Deferred Income Taxes                          -            193,071                -          -                -          193,071
Other Assets                                   -             32,179            4,523          -                -           36,702
Excess Cost Over Fair Market                                                                     B     1,100,000
Value of Assets Acquired                                                                         C       684,000
                                                                                                 D     1,125,000
                                                                                                 F       937,500
                                                                                                 K       (92,698)
                                                                                                 J      (138,575)       3,615,227
                                   -------------      -------------     ------------  ---------    -------------     ------------
Total Assets                       $      53,494          1,614,169          100,728    843,100        4,131,280        6,742,771
                                   =============      =============     ============  =========    =============     ============

Liabilities and Stockholders
Equity
Current Liabilities
   Notes Payable -Shareholders                 -                  -          656,411          -  E       155,000
                                                                                                 E      (700,000)         111,411
   Accounts Payable and
   Accrued Expense                       529,403            306,022           27,959          -  H      (425,000)         438,384
   Current Portion of Long
   Term Debt                                   -            204,748                -          -  C       228,000          432,748
   Current Portion of
   Capitalized Lease Obligations               -             65,202                -          -                -           65,202
   Deferred Income Taxes                       -             49,026                -          -                -           49,026
   Other Current Liabilities                   -             27,923                -          -                -           27,923
                                   -------------      -------------     ------------  ---------    -------------     ------------
                                         529,403            652,921          684,370          -         (742,000)       1,124,694
Notes Payable                            930,000            432,529                -          -                -        1,362,529
Long Term Debt                                 -            294,476                -          -  C       456,000          750,476
Capitalized Lease Obligations                  -            355,098                -          -                -          355,098
                                   -------------      -------------     ------------  ---------    -------------     ------------
                                       1,459,403          1,735,024          684,370          -         (286,000)       3,592,797
Stockholders' Equity
   Preferred Stock                             -                  -                -          -  D     1,125,000
                                                                                                 F       937,500        2,062,500
   Common Stock                              263                100                -          -  J           (36)             327
   Additional Paid In Capital          6,855,063              2,500                -    843,100  B      (300,000)
                                                                                                 B     1,761,053
                                                                                                 E       700,000
                                                                                                 H       425,000
                                                                                                 J      (845,636)       9,441,080
   Accumulated Deficit               (8,196,294)          (123,455)        (583,642)          -  J       707,097
                                                                                                 K       (92,698)      (8,288,992)
   Treasury Stock                       (64,941)                  -                -          -                -          (64,941)
                                   -------------      -------------     ------------  ---------    -------------     ------------
   Total Stockholders' Equity        (1,405,909)          (120,855)        (583,642)    843,100        4,417,280        3,149,974
                                   -------------      -------------     ------------  ---------    -------------     ------------
Total Liabilities and
Stockholders'  Equity              $      53,494      $   1,614,169     $    100,728  $ 843,100    $   4,131,280     $  6,742,771
                                   =============      =============     ============  =========    =============     ============

                  COMPREHENSIVE MEDICAL DIAGNOSTICS GROUP, INC.
               UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PROFORMA
                                                                                                    PROFORMA         COMBINED
                                           CMDG         CLI            CMG           CAT           ADJUSTMENTS       COMPANY
                                      ------------  -----------   ------------   ------------     -------------   ------------
Revenue                               $          -  $ 2,352,295    $         -   $  1,025,575     $           -   $  3,377,870

Selling General and
Administrative Expense                     580,814    2,578,808        583,642        432,900  K        109,887      4,286,051
                                       -----------   ----------    -----------   ------------     -------------   ------------

Operating Income (Loss)                   (580,814)    (226,513)      (583,642)       592,675          (109,887)      (908,181)

Interest Expense                        (1,399,075)    (100,311)             -              -  I      1,324,675       (174,711)
                                       -----------   ----------    -----------   ------------     -------------    -----------

Loss From Continuing
Operations Before Minority
Interest                                (1,979,889)    (326,824)      (583,642)       592,675         1,214,788     (1,082,892)
Loss From Continuing
Operations Applicable to
Minority Interest                          395,978            -              -              -  G       (395,978)             -
                                       -----------   ----------    -----------   ------------     -------------    -----------
Loss From Continuing
Operations before income taxes          (1,583,911)    (326,824)      (583,642)       592,675           818,810     (1,082,892)
Income Tax Benefit (Expense)                     -            -              -              -                 -              -
Discontinued Operations
    Loss From Operations                  (546,545)           -              -              -  G        546,545              -
    Loss on Disposal                    (7,152,839)           -              -              -  G      7,152,839              -
    Loss From Discontinued
    Operations Before Minority
    Interest                            (7,699,384)           -              -              -         7,699,384              -
    Loss From Discontinued
    Operations Applicable to
    Minority Interest                    1,087,001            -              -              -  G     (1,087,001)             -
    Loss From Discontinued
    Operations                          (6,612,383)           -              -              -         6,612,383              -
                                       -----------   ----------    -----------   ------------     -------------   ------------

Net Loss                              $ (8,196,294)  $ (326,824)  $   (583,642)  $    592,675     $   7,431,193   $ (1,082,892)
                                      ============   ==========   ============   ============     =============   ============

                             NOTES TO THE UNAUDITED
                     PROFORMA COMBINED FINANCIAL STATEMENTS


A. The proforma financial statements are based upon the financial activity of CMDG (the Company) and CMG at and for the twelve months ended June 30, 2000 and of CLI at and for the twelve month period ended December 31, 1999. Financial activity of CAT is that as forecasted at and for the twelve month period commencing August 2, 2000, the date its assets were acquired by CMDG.

B. As of September 29, 2000 the Company sold 2,121,750 common shares in a private placement exempt from registration under Regulation D, promulgated under the Securities Act of 1933, as amended, thereby generating cash proceeds of $1,761,053.

      These funds were utilized as follows:

      a.    $1,100,000 cash consideration to acquire the assets of CAT.

      b. Professional fees and expenses in connection with the offering and the Company's acquisition of the assets of CLI and CAT and the merger into it of CMG in the estimated amount of $300,000.

      c.    General working capital purposes.

C. As of July 27, 2000 the Company through its subsidiary, CLH, incidental to its acquisition of the assets and assumption of the liabilities of Cardiovascular Laboratories, Inc., assumed a certain obligation under a seller note to pay up to $684,000 over a period of three years.

D. As of July 25, 2000 the Company, pursuant to an Agreement and Plan of Reorganization, issued 3,000,000 shares of its Series A Convertible Preferred Stock, in exchange for 100 shares of CMG's Series A Common Stock, which was all of the issued and outstanding stock of CMG.

      This issuance by the Company is recorded herein at $.375 per share, management's estimate of the fair market value per share.

E. As part of the CMG transaction discussed at D above, the Company issued 843,373 shares of its common stock to entities which had committed to making working capital loans to CMG aggregating approximately $700,000.

      As of June 30, 2000 the date of the unaudited proforma combined balance sheet, such advances amounted to approximately $545,000. The proforma reflects additional advances of $155,000.

F. As of August 2, 2000 the Company issued, in addition to the cash consideration of $1,100,000 discussed at B above, 2,500,000 shares of its Series A Convertible Preferred Stock, which issuance is recorded herein at $.375 per share, management's estimated value of the fair market value per share.

G. During its fiscal year ended June 30, 2000 the Company changed its focus and strategy to concentrate on becoming a provider of medical treatment, diagnostic testing and ancillary services to the long term health care business sector and the medical community at large. In that connection the
      Company:

      a. On June 29, 2000 discontinued the operations of its administrative services organization, People First, LLC.

      b. On March 31, 2000 disposed of its manufacturing division, Industrial Fabrication and Repair, Inc. (IFR) upon the exercise by Lester Gann, President of IFR, of his contractual right to reacquire this company in exchange for all of his common shares of CMDG and

                             Notes to the Unaudited
                     ProForma Combined Financial Statements


      c. On June 30, 2000 decided to close down and liquidate Federal Supply, Inc. and Federal Fabricators, Inc., fabricators and distributors of custom design fire sprinkler systems and components.

      The unaudited ProForma Combined Statement of Operations has been adjusted to eliminate the impact of discontinued operations and minority interests therein.

H. On July 16, 2000 in contemplation of and as a condition precedent to its July 17, 2000 Stock Purchase Agreement, the Company entered into an Agreement with Connie Steinmetz ("Steinmetz"), Strategic Capital Holdings ("Strategic"), Yucatan Holding Company ("Yucatan"), Arizona Development Corporation ("Arizona"), and Atlas Perlman, P.A. ("Escrow Agent") terminating certain agreements with and obligations of the Company consisting of:

      a.    $250,000 owed by the Company to Yucatan

      b.    $175,000 owed by the Company to Arizona

      c. The Company's obligation under a certain consulting agreement with Steinmetz and,

      d. The Company's obligations under a certain consulting agreement with Strategic.

      Steinmetz, Strategic, Yucatan and Arizona were issued 300,000 shares of common stock from the Company in addition to 200,000 common shares owned by certain shareholders of the Company having been placed in escrow.

      The issuance has been recorded as a $425,000 reduction of indebtedness and corresponding credit to additional paid in capital.

I. On July 3, 2000 the Company entered into a certain Termination and Settlement Agreement with the holders of its 8% convertible promissory notes. In order to effectuate the agreement, the terms and conditions of the convertible notes were amended and restated in a Note Reformation Agreement dated as of July 14, 2000 and a new convertible note was issued reflecting a aggregate principal balance of $930,000 and amending and modifying the conversion terms of the convertible notes. The unaudited proforma combined statement of operations has been adjusted to properly reflect the resultant ongoing interest expense.

J. Upon the acquisition of the net assets of CLI and CAT, and merger of CMG, Shareholder's Equity accounts have been eliminated against Excess Cost Over Fair Market Value of Assets Acquired.

K. Amortization expense of $92,698; reflected to recognize Excess Over Fair Market Value of Net Assets Acquired amounting to $3,707,925 over a 40 year period.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMPREHENSIVE MEDICAL DIAGNOSTICS GROUP, INC.


                                 By: /s/ Ronald Wilheim
                                 -----------------------------------------
                                 Ronald Wilheim
                                 Chief Executive Officer

Date: December 29, 2000